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                                                                    EXHIBIT 99.3

AMCC And MMC Networks Sign Definitive Agreement To Merge                  Page 1


Contacts:                                         Karina Wollesen
William Bendush                                   The Ardell Group
AMCC Vice President and                           Ph: (650) 569-3806
 Chief Financial Officer                          Email: karina@ardellgroup.com
Ph: (858) 450-9333
Email:  bbendush@amcc.com                         or

or                                                Kristine Mozes
                                                  Stapleton Communications, Inc.
Richard Yonker                                    Ph:  (408) 731-1999
MMC Vice President, Finance &                     Email: kristine@stapleton.com
 Chief Financial Officer
Ph:  (408) 731-1600
Email: ryonker@mmcnet.com

or

Debra Hart
AMCC Investor Relations Manager
Ph: (858) 535-6566
Email:  debrah@amcc.com


           AMCC AND MMC NETWORKS SIGN DEFINITIVE AGREEMENT TO MERGE

     The combination expands AMCC's fiber-to-switch connectivity solutions with addition of network processor, traffic management and switch fabric capabilities

SAN DIEGO, August 27, 2000 - Applied Micro Circuits Corporation (AMCC) (Nasdaq:
AMCC) and MMC Networks (MMC) (Nasdaq: MMCN), today announced that they have signed a definitive agreement under which MMC will merge with AMCC in a transaction valued at approximately $4.5 billion, based on AMCC's August 25, 2000 closing stock price.

Under the terms of the agreement, AMCC will issue 0.619 shares of its common stock for each common share of MMC stock. The transaction is expected to close in the fourth calendar quarter and will be accounted for as a purchase. The Boards of Directors of both companies have approved the agreement. The completion of the transaction is subject to customary closing conditions, including the approval of MMC's stockholders and the expiration or termination of the Hart-Scott-Rodino waiting period.

MMC, a fabless semiconductor company located in Sunnyvale, California is the pioneer and market leader in providing network processors, traffic management and switch fabric technology. The
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AMCC And MMC Networks Sign Definitive Agreement To Merge                  Page 2

pending merger is the next logical strategic step in AMCC's strategy to provide complete solutions in the optical networking market and to expand into new markets for high-speed communications products. MMC's platforms are the strategic core of a wide range of switches and routers, including optical networking, web switching, subscriber management, broadband access, and other communications platforms.

As the market leader in providing complete network processing platforms and design consulting services, MMC has been shipping product for over five years and has accumulated 72 major platform wins (usually with multiple sockets per win) at 44 different customers.

"This powerful merger of two market leaders - MMC and AMCC - creates tremendous synergy and opportunities for the combined companies in both the optical networking market and many other emerging platforms at the WAN Edge," said Dave Rickey, President and Chief Executive Officer of AMCC. "We see MMC's leading network processors, traffic management and switch fabrics as a perfect complement to our current product portfolio, including our recent acquisition of Yuni Networks. There is a new market emerging for intelligent optical networking systems. With this merger, we can provide the most complete and powerful integrated circuit solutions for this rapidly growing market."

Doug Spreng, President and Chief Executive Officer of MMC said, "AMCC is the ideal partner for us. We share a common vision and commitment to delivering high-performance communications solutions that provide true value to our customers. AMCC's strength in high-end optical networking, combined with MMC's intelligent networking solutions, will allow our customers to achieve the fastest time to market with advanced features."

Doug Spreng, as President of MMC, a subsidiary of AMCC, will report directly to Dave Rickey and join the AMCC Board of Directors upon completion of the merger.

AMCC and MMC will be hosting a conference call Monday, August 28, 2000, at 8:30 a.m. EDT to discuss the merger. The dial-in numbers are 800-684-4395 or 303-224-6999. A replay will be available approximately one hour after the completion of the call for a period of seven days. The replay number is 800-625-5288 or 303-804-1855. The conference call ID number is 796243.
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AAMCC And MMC Networks Sign Definitive Agreement To Merge                 Page 3

About MMC Networks, Inc.
MMC is the market leader in providing total network processing platforms and services, enabling network and communications equipment vendors to rapidly develop scalable, feature-rich, cost-effective products. MMC's platforms include fully programmable, policy-enabled network processors, an open, extensive software architecture, high-capacity switching fabrics, and integrated traffic management capabilities, complemented by system design and consulting services. MMC platforms form the silicon heart of many Layer 2-Layer 7 WAN and LAN switches and routers, broadband, optical, web switching, subscriber management, and other communications platforms.

About AMCC
AMCC designs, develops, manufactures, and markets high-performance, high-bandwidth silicon solutions for the world's optical networks. The Company utilizes a combination of high-frequency analog, mixed-signal and digital design expertise coupled with system-level knowledge and multiple silicon process technologies to offer integrated circuit products that enable the transport of voice and data over the fiber optics networks. AMCC's corporate headquarters and wafer fabrication facilities are located in San Diego. Sales and consulting engineering offices are located throughout the world.

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, statements regarding the likelihood and timing of the closing, the expected benefits of the merger, the ability of the combined company to successfully develop and supply products after the merger, and the future growth of the markets served by the companies. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected for both companies. Risks and uncertainties that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, risks associated with difficulties in successfully integrating AMCC's and MMC's businesses and technologies; costs related to the merger; failure to obtain required stockholder or regulatory approvals of the merger; failure of the combined company to retain and hire key executives, technical personnel and other employees; difficulty of successfully managing a large organization; factors discussed in reports filed by AMCC and MMC with the Securities and Exchange Commission. The forward-looking statements contained in this news release are made as of the date hereof and AMCC and MMC do not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.
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AMCC And MMC Networks Sign Definitive Agreement To Merge                  Page 4

Where You Can Find More Information
Investors and security holders are urged to read the Proxy Statement/Prospectus regarding the proposed merger when it becomes available because it will contain important information about the transaction. The Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission by AMCC and MMC. Investors and security holders may obtain a free copy of the Proxy Statement/Prospectus (when it is available) and other documents filed with the Commission at the Commission's web site at http://www.sec.gov. The Proxy Statement/Prospectus and these other documents may also be obtained for free from AMCC or MMC.

MMC and its executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of MMC with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in MMC's Proxy Statement for its 2000 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 27, 2000. This document is available free of charge at the Securities and Exchange Commission's web site at http://www.sec.gov and from AMCC and MMC.

For More Information
Visit AMCC's web site at http://www.amcc.com or visit MMC Networks' web site at http://www.mmcnetworks.com.

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AMCC is a registered trademark of Applied Micro Circuits Corporation.